                                 NO.888
OFFICE LEASE                 FEBRUARY, 1988                        GEORGE COLE
                                                         -Registered Trademark-
                                                                    LEGAL FORMS

                              OFFICE LEASE

CAUTION: CONSULT A LAWYER BEFORE USING OR ACTING UNDER THIS FORM. NEITHER THE PUBLISHER NOR THE SELLER OF THIS FORM MAKES ANY WARRANTY WITH RESPECT THERETO, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FAIRNESS FOR A PARTICULAR PURPOSE.

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DATE OF LEASE                  TERM OF LEASE                    MONTHLY RENT
-------------------------------------------------------------------------------
                    BEGINNING                   ENDING
                 ----------------------------------------------
August 6, 1996     October 1, 1996        September 30, 2001      See Rider
                                                               Attached Hereto
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    LOCATION OF PREMISES:
 16345 South Harlem Avenue, Suite 3-East, Tinley Park, Illinois 60477
-------------------------------------------------------------------------------
    PURPOSE:
 Business Office
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LESSEE                                         LESSOR

NAME    - Beverly Bank                 NAME    - Floyd M. Phillips & Co., Inc.,
                                                 Agent

ADDRESS - 16345 South Harlem Avenue    ADDRESS - 900 Maple Road, 1W
           Suite 3-East

CITY    - Tinley Park, Illinois        ADDRESS - Homewood, Illinois 60430
          60477

    In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purposes the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

RENT               1. Lessee shall pay Lessor or Lessor's agent as rent for
               the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address stated above as Lessor may designate in writing.

HEAT; NON-         2. Lessor will at all reasonable hours during each day
 LIABILITY     and evening, from October 1 to May 1 during the term, when
 OF LESSOR     required by the season, furnish the heating apparatus in the demised premises, except when prevented by accidents and unavoidable delays, provided, however, that except as provided by Illinois statute, the Lessor shall not be held liable in damages on account of any personal injury or loss occasioned by the failure of the heating apparatus to heat the Premises sufficiently by any leakage or breakage of the pipes, by any defect in the electric wiring, elevator apparatus and service thereof, or by reason of any other defect, latent or patent in, or around or about the said building.

HALLS              3. Lessor will cause the halls, corridors and other parts of the building adjacent to the Premises to be lighted, cleaned and generally cared for, accidents and unavoidable delays excepted.

RULES AND          4. The rules and regulations at the end of this Lease
REGULATIONS    constitute a part of this Lease. Lessee shall observe and comply with them, and also with such further reasonable rules and regulations as may later be required by Lessor for the necessary, proper and orderly care of the Building in which Premises are located.

ASSIGNMENT,        5. Lessee shall neither sublet the Premises or any part
SUBLETTING     thereof nor assign this Lease nor permit by any act or default any transfer of Lessee's interest by operation of law, nor offer the Premises or any part thereof for lease or sublease, nor permit the use thereof for any purpose other than as above mentioned without in each case the written consent of Lessor.

SURRENDER          6. Lessee shall quit and surrender the Premises at the end
OF PREMISES    of the term in as good condition as the reasonable use thereof will permit, with all keys thereto, and shall not make any alterations in the Premises without the written consent of Lessor; and all alterations which may be made by either party hereto upon the Premises, except moveable furniture and fixtures put in at the expense of Lessee, shall be the property of the Lessor, and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this lease.

NO WASTE           7. Lessee shall restore the Premises to Lessor, with glass
OR MISUSE      of like kind and quality in the several doors and windows
               thereof, entire and unbroken, as is now therein, and will not allow any waste of the water or misuse or neglect the water or light fixtures on the Premises, and will pay all damages to the Premises as well as all other damage to other tenants of the Building, caused by such waste or misuse.

TERMINATION,       8. At the termination of this lease, by lapse of time or
ABANDONMENT,   otherwise, Lessee agrees to yield up immediate and peaceable
RE-ENTRY,      possession to Lessor, and failing so to do, to pay as
RELETTING      liquidated damages, for the whole time such possession is
               withheld, at double the monthly rental, and it shall be lawful for the Lessor or his legal representative at any time thereafter, without notice, to re-enter the Premises or any part thereof, either with or (to the extent permitted by law) without process of law, and to expel, remove and put out the Lessee or any person or persons occupying the same, using such force as may be necessary so to do, and to repossess and enjoy the Premises again before this lease, without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenants; or in case the Premises shall be abandoned, deserted, or vacated, and remain unoccupied five days consecutively, the Lessee hereby authorizes and requests the Lessor as Lessee's agent to re-enter the Premises and remove all articles found therein, place them in some regular warehouse or other suitable storage place, at the cost and expense of Lessee, and proceed to re-rent the Premises at the Lessor's option and discretion and apply all money so received after paying the expenses of such removal toward the rent accruing under this lease. This request shall not in any way be construed as requiring any compliance therewith on the part of the Lessor, except as required by Illinois statute. If the Lessee shall fail to pay the rent at the times, place and in the manner above provided, and the same shall remain unpaid five days after the day whereon the same should be paid, the Lessor by reason thereof shall be authorized to declare the term ended, and the Lessee hereby expressly waives all right or rights to any notice or demand under any statute of the state relative to forcible entry or detainer or landlord and tenant, and agrees that the Lessor, his agents or assigns may begin suit for possession or rent without notice or demand.

REMOVED            9. In the event of re-entry and removal of the articles
PROPERTY found on the Premises as hereinbefore provided, the Lessee hereby authorizes and requests the Lessor to sell the same at public or private sale with or without notice, and the proceeds thereof, after paying the expenses of removal, storage and sale to apply towards the rent reserved herein, rendering the overplus, if any, to Lessee upon demand.

LESSOR             10. Except as provided by Illinois statute, the Lessor
  NOT          shall not be liable for any loss of property or defects in the
LIABLE         Building or in the Premises, or any accidental damages to the person or property of the Lessee in or about the Building or the Premises, from water, rain or snow which may leak into, issue or flow from any part of the Building or the Premises, or from the pipes or plumbing works of the same. The Lessee hereby covenants and agrees to make no claim for any such loss or damage at any time. The Lessor shall not be liable for any loss or damage of or to any property placed in any storeroom or storage place in the Building, such storeroom or storage place being furnished gratuitously, and no part of the obligations of those lease.

PLURALS;           13. The words "Lessor" and "Lessee" wherever used in this
SUCCESSORS     lease shall be construed to mean Lessors or Lessees in all cases where there is more than one Lessor or Lessee, and to apply to individuals, male or female, or to firms or corporations, as the same may be described as Lessor or Lessee herein, and the necessary grammatical changes shall be assumed in each case as though fully expressed. All covenants, promises, representations and agreements herein contained shall be binding upon, apply and inure to the benefit of Lessor and Lessee and their respective heirs, legal representatives, successors and assigns.

           WITNESS the hands and seals of the parties hereto, as of the Date of Lease stated above.


Floyd M. Phillips & Co., Inc., Agents       Beverly Bank
-------------------------------------[SEAL] ------------------------------[SEAL]

BY:                                         BY:
   ----------------------------------[SEAL]    ---------------------------[SEAL]
               LESSOR                                   LESSEE


                             RULES AND REGULATIONS

1. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the Building, except on the glass of the doors and windows of the room leased and on the directory board, and then only of such color, size, style and material as shall be first specified by the Lessor in writing, endorsed on this lease. No showcase shall be placed in front of Building by Lessee, without the written consent of Lessor endorsed on this lease. The Lessor reserves the right to remove all other signs and showcases without notice to the Lessee, at the expense of the Lessee. At the expiration of the term Lessee is to remove all his signs from such windows, doors, and directory board.

2. Lessee shall not put up or operate any steam engine, boiler, machinery or stove upon the Premises, or carry on any mechanical business on Premises, or use or store inflammable fluids in the Premises without the written consent of the Lessor first had and endorsed on this lease, and all stoves which may be allowed in the Premises shall be placed and set up according to the city ordinance.

3. No additional locks shall be placed upon any doors of said room without the written consent of the Lessor first had and endorsed upon this lease; and the Lessee will not permit any duplicate keys to be made (all necessary keys to be furnished by the Lessor) and upon the termination of this lease, Lessee will surrender all keys of Premises and Building.

4. All safes shall be carried up or into Premises at such times and in such a manner as shall be specified by the Lessor; the Lessor shall in all cases retain the power to prescribe the proper position of such safes, and any damage done to the Building by taking in or putting out a safe, or from overloading the floor with any safe, shall be paid by the Lessee. Furniture, boxes or other bulky articles belonging to Lessee shall be carried up in the freight compartment of the elevators of the Building; packages which can be carried by one person and not exceeding fifty pounds in weight, may, however, be carried down by the passenger elevator, at such times as may be allowed by the management.

5. No person or persons other than the janitor of this Building shall be employed by Lessee for the purpose of taking charge of Premises without the written consent of Lessor first had and endorsed upon this lease. Any person or persons so employed by Lessee (with the written consent of the Lessor) must be subject to and under the control and direction of the janitor of the Building in all things in the Building and outside of the Premises. The agent and janitor of the Building shall at all times keep a pass key and be allowed admittance to the Premises, to cover any emergency of fire, or required examination that may arise.

6. The Premises leased shall not be used for the purpose of lodging or sleeping rooms or for any immoral or illegal purpose.

7. The rent of an office will include occupancy of office, water to Lessor's standard fixtures, and elevator service during reasonable working hours; but Lessor shall not be liable for any damages from the stoppage of water, heat or elevator service.

8. If Lessee desires telegraphic or telephonic connections, the Lessor will direct the electricians as to where and how the wires are to be introduced, and without such written directions endorsed on this lease no boring or cutting for wires will be permitted.

9. If Lessee desires Venetian or other awnings or shades over and outside of the windows, to be erected at the Lessee's expense, they must be of such shape, color, material and make as may be prescribed by the Lessor in writing on this lease.

10. The light through the transoms opening into the hall shall not be obstructed by the Lessee. Birds, dogs, or other animals shall not be allowed in the Building. All tenants and occupants must observe strict care not to leave their windows open when it rains or snows, and for any default or carelessness in these respects, or any of them, shall make good all injuries sustained by other tenants, and also all damage to the Building resulting from such default or carelessness.

11. No packages, merchandise or other effects shall be allowed to remain in the halls at any time.

12. The Lessor reserves the right to make such other and further reasonable rules and regulations as in his judgment may from time to time be needful for the safety, care and cleanliness of the Premises and for the preservation of good order therein.

13. It is understood and agreed between the Lessee and the Lessor that no assent or consent to change in or waiver of any part of this lease has been or can be made unless done in writing and endorsed hereon by the Lessor; and in such case it shall operate only for the time and purpose in such lease expressly stated.

                              ASSIGNMENT BY LESSOR

       On this ______________, 19__, for value received, Lessor hereby transfers, assigns and sets over to _____________________________, all right, title and interest in and to the above Lease and the rent thereby reserved, except rent due and payable prior to _________________, 19__.

                                                                        (SEAL)
                                           ----------------------------
                                                                        (SEAL)
                                           ----------------------------

                                    GUARANTEE

       On this ______________, 19__, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby guarantees the payment of rent and performance by Lessee, Lessee's heirs, executors, administrators, successors or assigns of all covenants and agreements of the above lease.
                                                                        (SEAL)
                                           ----------------------------
                                                                        (SEAL)
                                           ----------------------------
NOTE: Use Form Number 12-1P for assignment by Lessee.

                                     RIDER

THIS RIDER IS ATTACHED HERETO AND MADE A PART OF THE LEASE DATED AUGUST 6, 1996, BY AND BETWEEN FLOYD M. PHILLIPS & CO. INC., AGENTS, LESSOR, AND BEVERLY BANK, LESSEE, AS FOLLOWS:

 1. Rental for said premises during the Lease term shall be paid in the following manner:

    12 Installments (10/1/1996 to 9/30/1997) in the amount of $3,779.00 per month
    12 Installments (10/1/1997 to 9/30/1998) in the amount of $3,924.00 per month
    12 Installments (10/1/1998 to 9/30/1999) in the amount of $4,069.00 per month
    12 Installments (10/1/1999 to 9/30/2000) in the amount of $4,215.00 per month
    12 Installments (10/1/2000 to 9/30/2001) in the amount of $4,360.00 per month

 2. Lessor hereby agrees to grant Lessee an option to renew this lease for an additional five (5) year term, commencing October 1, 2001 and expiring September 30, 2006, provided however, that Lessee notifies Lessor in writing, ninety (90) days prior to the expiration of the original lease term, of Lessee's intention to renew this lease. Rental for said renewal term shall be paid in the following manner:

     12 Installments (10/1/2001 to 9/30/2002) in the amount of $4,505.00 per month
     12 Installments (10/1/2002 to 9/30/2003) in the amount of $4,651.00 per month
     12 Installments (10/1/2003 to 9/30/2004) in the amount of $4,796.00 per month
     12 Installments (10/1/2004 to 9/30/2005) in the amount of $4,941.00 per month
     12 Installments (10/1/2005 to 9/30/2006) in the amount of $5,087.00 per month

 3. As additional consideration, the Lessee agrees to pay as additional rent for use and occupancy, its proportionate share of any increase in the real estate taxes and assessments in excess of $1.50 per square foot to the Lessor in the direct proportion of the amount of square footage leased by the Lessee. The proportionate share of taxes provided for in this paragraph shall be computed on the basis of the ratio of the leased premises, 3,488 square feet, in relation to the net rentable square foot area of the building, which Lessor represents is 25,576 square feet, multiplied by the total amount of the real estate tax bill for the gross square foot area of the entire property including common areas. The Lessee's proportionate share of the total rentable area of the building is .1364.

     Lessee's proportionate share of all such real property taxes and assessments billed during the lease term shall be paid in monthly installments on or before the first day of each calendar month during the lease term, in advance, in an amount reasonably estimated by Lessor.

    If the total amount paid by Lessee under this paragraph for any lease year and any partial lease year during the term of this lease shall be less than the actual amount due from Lessee for such lease year and any partial lease year as shown on such statement, Lessee shall pay to Lessor the difference between such amount paid by Lessee and the actual amount due, such deficiency to be paid within ten (10) days after demand therefor by Lessor; and if the total amount paid by Lessee hereunder on any such lease year and any partial lease year shall exceed such actual amount due from Lessee for such lease year and any partial lease year, such excess shall be credited against payments hereunder next due, or refunded by Lessor within thirty (30) days. All amounts due hereunder shall be payable in the manner and at such place as the rent payments are payable. Upon request, Lessor shall furnish Lessee with a written statement of the actual amount of Lessee's proportionate share of the taxes and assessments for each lease year and any partial lease year, together with a copy of the actual bills for taxes and assessments.

   Lessor shall notify Lessee, in writing , of Lessor's estimate of Lessee's monthly installments due hereunder. Lessor's and Lessee's obligations under this paragraph shall survive the expiration of the term if this lease. Lessor's reasonable expenditures for attorneys' fees, appraisers' fees, experts' fees and other costs incurred in an effort by Lessor to minimize real estate taxes and assessment shall be included in the definitions if real estate taxes and assessments for the purpose of the paragraph. Lessee's monthly tax escrow payment shall be $872.00, and will be adjusted as prescribed above.

    Upon termination of this lease on September 30, 2001, or upon any earlier/later termination date, Lessee shall pay to Lessor any estimated amount due under the terms and provisions of this paragraph. The amount due upon termination shall be estimated by Lessor based upon the most current real estate tax bill available affecting the property of which the leased premises are a part.

    Upon receipt by Lessor of the actual real estate tax bill(s) covering the calendar year(s) in question, Lessor shall compute the actual amount due from Lessee under this paragraph, credit shall be given to Lessee for the estimated amount paid upon termination, and Lessee shall pay to Lessor the final amount then due within thirty (30) days. If the estimated amount paid by Lessee upon termination is in excess of the amount actually due under this paragraph, Lessor shall promptly refund the difference to Lessee.

 4. Lessor agrees to construct Lessee's improvements as shown in attached floor plan (Exhibit A). Lessor will provide a build-out allowance of $42,500.00 toward the cost of suite improvements. Lessee will pay all build-out costs in excess of $42,500.00.

 5. If the Lessee desires alterations and improvements in excess of or other than the work heretofore provided for in Paragraph 4 above, the Lessor shall do the same at the Lessee's expense. All work shall be approved by Lessor, which approval shall not be unreasonably withheld, and further provide that no part of the work shall be of a character which will require changes outside the premises or will adversely effect the legality of the use of the building, or the cost of insurance for the building. The Lessee shall reimburse the Lessor upon demand for the cost of Lessee's additional work including the cost of architectural or engineering, if any.

 6. The Lessee shall be responsible for the cost of all heating, air conditioning and electrical service used within the demised premises.

 7. Lessee shall maintain all carpeting installed by Lessor, and agrees to shampoo, change or replace, in event of damage by Lessee, save ordinary wear and tear. Lessee further agrees to have all carpeting professionally cleaned upon vacating the demised premises.

 8. Lessor shall supply the initial bulbs for all ceiling lighting fixtures. Cost for replacement bulbs and installation shall be the responsibility of Lessee.

 9. Lessee shall be responsible for the payment of all inspection fees, license fees, or business operating fees that may be required by the Village, City or any other governmental agency that pertains specifically to the Lessee's rented area.

10. Lessor shall provide rest room facilities for men and women and a drinking fountain on each floor.

11. All window treatment installed by Lessee, consisting of draperies, blinds, etc., shall be in a solid off-white color or lining on that side exposed to public streets or areas.

12. This lease is subject to and subordinate at all times to the lien of existing and future mortgages on the leased property. Although no instrument or act on the part of the Lessee shall be necessary to effectuate such subordination, the Lessee will, nevertheless, execute and timely deliver to Lessor upon request the following:

    1) Such instruments subordinating this lease to the lien of any mortgage as may be desired by any mortgagee;

    2) Such "estoppel certificates" as may be desired by any mortgage;
    3) Such acknowledgements and consents to assignment of Lessor's interest in lease, as may be desired by any mortgagee.

    The Lessee hereby appoints the Lessor his attorney in fact, irrevocably, to execute and deliver any such instrument for the Lessee.

LESSOR:
Floyd M. Phillips & Co., Inc., Agents


BY:
   --------------------

                                       LESSEE:
                                        Beverly Bank


                                       BY:
                                          ---------------------